Exhibit   99.3

RESIGNATION OF DIRECTOR

The undersigned hereby resigns from the position of director of Swordfish Financial, Inc. to be effective on the date entered on this Resignation as a Director.

Dated:  December 17,  2012

 /s/ Randy Moseley
 Randy Moseley